UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 30, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

A.	Seventh Amendment to Loan and Security Agreement with Silicon Valley Bank and Sixth Amendment to Loan and Security Agreement (Ex-IM Loan Facility) with Silicon Valley Bank

Advanced Photonix, Inc. (the “Company”) and its wholly-owned subsidiaries Picometrix LLC (“Picometrix”) and Advanced Photonix Canada, Inc. (“APC”) (each a “Borrower” and, collectively the “Borrowers”) are parties to a (i) Loan and Security Agreement dated January 31, 2012 (as amended from time to time, the “SVB Loan Agreement”) by and among the Borrowers and Silicon Valley Bank (“SVB”); and (ii) Loan and Security Agreement (Ex-IM Loan Facility) dated January 31, 2012 (as amended from time to time, the “SVB Ex-Im Loan Agreement” and together with the SVB Loan Agreement, the “SVB Loans”) by and among the Borrowers and SVB.

Under the terms of the SVB Loans in effect prior to April 30, 2014, the Borrowers were required to, among other things, (A) maintain (i) a minimum liquidity ratio of 1.30 to 1.00 for the fiscal month ended February 28, 2014, and 2.25 to 1.00 for each month thereafter through May 2014; and (ii) a minimum rolling three month adjusted EBITDA, measured monthly, of (1) a negative $1.2 million for the fiscal month ended February 28, 2014; (2) a negative $800,000 for the fiscal month ended March 31, 2014; (3) a negative $600,000 for the fiscal month ended April 30, 2014; and (4) a positive $1 for the fiscal month ended May 31, 2014; and (B) pay SVB a fee of up to $50,000 upon the earlier of May 31, 2014 and the date that all outstanding indebtedness becomes due under the SVB Loans (the “SVB Tail Fee”).

On April 30, 2014, the Borrowers and SVB entered into a Seventh Amendment to Loan and Security Agreement to the SVB Loan Agreement (the “SVB Amendment”) and a Sixth Amendment to Loan and Security Agreement (Ex-IM Loan Facility) to the SVB Ex-Im Loan Agreement (the “SVB Ex-Im Amendment” and collectively, the “SVB Amendment Agreements”).  Under the terms of the SVB Amendment Agreements, (i) SVB agreed to extend the maturity date of the Borrowers’ line of credit from May 31, 2014 to July 31, 2014; (ii) the trailing three month adjusted EBITDA covenant was reset to a negative $800,000 for the fiscal month ended March 31, 2014, a negative $600,000 for the fiscal month ended April 30, 2014, a negative $250,000 for the fiscal months ended May 31, 2014 and June 30, 2014, and a positive $1 for the fiscal month ended July 31, 2014; (iii) the existing liquidity ratio covenant was reset to 1.30 to 1.00 through May 31, 2014, and 2.00 to 1.00 from and after June 30, 2014; and (iv) the EBITDA definition was revised to add back fees associated with the negotiation of the SVB Amendment Agreements and PFG Modification Agreement (as defined below).  As consideration for SVB’s entrance into the SVB Amendment Agreements, the Borrowers (1) released any and all claims that they may have had against SVB arising prior to or on April 30, 2014; (2) paid SVB an aggregate fee of $10,000 for agreeing to amend the terms of the SVB Loans and extend the line of credit; (3) reimbursed SVB for its expenses in negotiating the SVB Amendment Agreements; and (4) affirmed their obligation to pay the SVB Tail Fee and, commencing with the month ended May 31, 2014, agreed to pay SVB an additional fee of $15,000 for each month that the liquidity ratio is less than 2.00 to 1.00 as of the last day of the month under measurement.  The SVB Tail Fee becomes due and payable upon the earliest to occur of (A) the date the liquidity ratio is greater than 2.00 to 1.00; (B) the date that all amounts outstanding under the SVB Loans become due; and (C) July 31, 2014 (such date, the “SVB Tail Fee Payment Date”) and the additional $15,000 fee, to the extent incurred, becomes initially payable on the SVB Tail Fee Payment Date and is also payable following each month that the minimum liquidity ratio is not achieved.

The SVB Amendment Agreements did not amend or alter in any respect the terms and conditions of either SVB Loan, or any of the other loan documents, or constitute a waiver or release by SVB of any right, remedy or event of default under the SVB Loans or any of the other loan documents, except to the extent expressly set forth in the SVB Amendment Agreements and the SVB Loans.

B.	Modification to Loan and Security Agreement with Partners for Growth III, L.P.

The Company and Picometrix (the “PFG Borrowers”) are parties to a Loan and Security Agreement dated February 8, 2013 (as amended from time to time, the “PFG Loan Agreement”) with Partners for Growth III, L.P. (“PFG”).  Under the terms of the PFG Loan Agreement in effect prior to April 30, 2014, the PFG Borrowers were required to, among other things, (A) maintain (i) a minimum liquidity ratio of 1.30 to 1.00 as of February 28, 2014, and 2.25 to 1.00 for each month thereafter through May 2014; and (ii) a minimum rolling three month adjusted EBITDA, measured monthly of (1) a negative $1.2 million for the month ended February 28, 2014, (2) a negative $800,000 for the month ended March 31, 2014, (3) a negative $600,000 for the month ended April 30, 2014, and (4) a positive $1 for the month ended May 31, 2014; and (B) pay PFG a fee of up to $75,000 upon the earlier of May 31, 2014 and the date that all outstanding indebtedness becomes due under the PFG Loan Agreement (the “PFG Tail Fee”).

On April 30, 2014, the PFG Borrowers and PFG entered into Modification No. 2 to Loan And Security Agreement (the “PFG Modification Agreement”).  Under the terms of the PFG Modification Agreement, (i) the trailing three month adjusted EBITDA covenant was reset to a negative $250,000 for the fiscal months ended May 31, 2014 and June 30, 2014, and a positive $1 for the fiscal month ended July 31, 2014; (ii) the existing liquidity ratio covenant was reset to 1.30 to 1.00 through May 31, 2014, and 2.00 to 1.00 from and after June 30, 2014; and (iii) the EBITDA definition was revised to add back fees associated with the negotiation of the SVB Amendment Agreements and PFG Modification Agreement.  As consideration for PFG’s entrance into the PFG Modification Agreement, the PFG Borrowers (1) released any and all claims that they may have had against PFG arising prior to or on April 30, 2014; (2) paid PFG an aggregate fee of $10,000 for agreeing to amend the terms of the PFG Loan Agreement; (3) reimbursed PFG for its expenses in negotiating the PFG Modification Agreement; and (4) affirmed their obligation to pay the PFG Tail Fee and, commencing with the month ended May 31, 2014, agreed to pay PFG an additional fee of $20,000 for each month that the liquidity ratio is less than 2.00 to 1.00 as of the last day of the month under measurement.  The PFG Tail Fee becomes due and payable upon the earliest to occur of the date the liquidity ratio is greater than 2.00 to 1.00 or July 31, 2014 (such date, the “PFG Tail Fee Payment Date”) and the additional $20,000 fee, to the extent incurred, becomes initially payable on the PFG Tail Fee Payment Date and is also payable following each month that the minimum liquidity ratio is not achieved.

The PFG Modification Agreement did not amend or alter in any respect the terms and conditions of the PFG Loan Agreement, or any of the other loan documents, or constitute a waiver or release by PFG of any right, remedy or event of default under the PFG Loan Agreement or any of the other loan documents, except to the extent expressly set forth in the PFG Modification Agreement and the PFG Loan Agreement.

The preceding descriptions of the SVB Amendment, SVB Ex-Im Amendment and PFG Modification Agreement are qualified in their entirety by reference to the copies of the SVB Amendment, SVB Ex-Im Amendment and PFG Modification Agreement filed herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

10.1	Seventh Amendment to Loan and Security Agreement by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated April 30, 2014.

10.2
Sixth Amendment to Loan and Security Agreement (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated April 30, 2014.

10.3	Modification No. 2 to Loan And Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

	By:	/s/	Jeff Anderson
Jeff Anderson, Chief Financial Officer
Dated: May 2, 2014